P05000113375

____
(Requestor's Name)

____
(Address)

____
(Address)

____
(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

____
(Business Entity Name)

____
(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

100301856971

07/31/17--01018--013 **43.75

FILED
JUL 31 P 12: 49
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AUG 04 2017

T. LEMIEUX

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WATER TECHNOLOGIES INTERNATIONAL, INC.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

WILLIAM SCOTT TUDOR
Name of Contact Person

WATER TECHNOLOGIES INTERNATIONAL, INC.
Firm/ Company

10219 SE LENNARD ROAD
Address

PORT ST. LUCIE, FL 34952
City/ State and Zip Code

studor@gr8water.net
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

WILLIAM SCOTT TUDOR at (772) 355-5550
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ■ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

FILED

WATER TECHNOLOGIES INTERNATIONAL, INC.

(Name of Corporation as currently filed with the Florida Dept. of State) JUL 31 P 2:49

P05000113375

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________, Florida_______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______	______
____ Add			______
____ Remove			______
2) ____ Change	______	______	______
____ Add			______
____ Remove			______
3) ____ Change	______	______	______
____ Add			______
____ Remove			______
4) ____ Change	______	______	______
____ Add			______
____ Remove			______
5) ____ Change	______	______	______
____ Add			______
____ Remove			______
6) ____ Change	______	______	______
____ Add			______
____ Remove			______

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

Article VI Capitalization, is to be amended as follows:

The total number of shares of Preferred Stock that the Company has authorized is 2,000,000 shares, par value $0.00001 per shares, of which Preferred Stock designated as Series A Convertible Preferred Stock will decrease from 900,000 to 800,000 shares authorized; of which Preferred Stock designated as Series B Convertible Preferred Stock shall remain 600,000 shares authorized; of which Preferred Stock designated as Series C Convertible Preferred Stock shall remain 500,000 shares authorized; of which Company will create new Series D Preferred Stock with 100,000 shares authorized; The terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock will remain unchanged. The terms of the Series D Preferred Stock are set forth Exhibit A hereto.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date **if applicable:** ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

■ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated July 27, 2017

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

WILLIAM SCOTT TUDOR

(Typed or printed name of person signing)

PRESIDENT and CHIEF EXECUTIVE OFFICER

(Title of person signing)

UNANIMOUS WRITTEN CONSENT TO ACTION WITHOUT A MEETING OF THE BOARD OF DIRECTORS OF WATER TECHNOLOGIES INTERNATIONAL INC. (A FLORIDA CORPORATION)

ADOPTED JULY 27, 2017

We, the undersigned, being all of the members of the Board of Directors ("the Board") of Water Technologies International, Inc., a Florida corporation (the "Corporation"), do hereby adopt the following resolutions pursuant to applicable law, by signing our written consent in the space provided below:

WHEREAS, the Board of Corporation believes it to be in the best interest of Corporation to approve and consent to Corporation decreasing the authorized shares of Series A Convertible Preferred Stock, \$.00001 par value, from 900,000 shares to 800,000 shares, and creating Series D Preferred with 100,000 shares authorized, \$.00001 par value, within the 2,000,000 shares of preferred stock available for designation by the Board of Directors without any shareholder action. Series B Convertible Preferred Stock with 600,000 shares authorized, \$.00001 par value, and Series C Convertible Preferred Stock with 500,000 authorized, \$.00001 par value, will remain unchanged.

WHEREAS, the Board of Corporation believes that the new capital structure will make the Corporation more attractive to potential investors and provide the Corporation with greater flexibility in structuring financings and pursuing other corporate development opportunities.

THEREFORE BE IT RESOLVED, that the Board of Corporation hereby authorizes and approves a decrease in authorized number of shares of Series A Convertible Preferred Stock, \$.00001 par value, of the Corporation from 900,000 shares to 800,000 shares;

FURTHER RESOLVED, that the Board of Corporation hereby authorizes and approves the authorized shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock remain unchanged, the relative rights, privileges, limitations and preferences of which shall remain unchanged;

FURTHER RESOLVED, that the Board of Corporation hereby authorizes and approves to create Series D Preferred Stock, \$.00001 par value, of the Corporation with100,000 shares authorized; the relative rights, privileges, limitations and preferences are set forth in Exhibit A hereto;

FURTHER RESOLVED, that the Board hereby authorizes and approves that Corporation amends its Articles of Incorporation in connection with the decrease in authorized number of shares of Series A Convertible Preferred Stock, the designation of Series D Preferred Stock, respectively, effective as of the date of this resolution:

FURTHER RESOLVED, that each of the officers of the Corporation are hereby authorized

Initials: ___

to execute and deliver on behalf of the Corporation all such further documents, certificates, or instruments, to take on behalf of the Corporation all such further actions, and to pay on behalf of the Corporation all such expenses that the officers of the Corporation determine to be necessary or desirable in order to carry out the foregoing resolution, the execution and delivery of any such documents, certificates, or instruments, the taking of any such actions, and the payment of any such expenses to be conclusive evidence of that determination.

IN WITNESSITH HEREOF, the undersigned Directors of Water Technologies International Inc. does hereby execute this Unanimous Written Consent to Action without a Meeting to be effective as of July 27, 2017.

William Scott Tudor, Director

Frank J. Hariton, Director

Initials: ___ ___

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES D PREFERRED STOCK OF WATER TECHNOLOGIES INTERNATIONAL, INC.

Water Technologies International, Inc., a Florida corporation (the "Corporation"),

DOES HEREBY CERTIFY:

Pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of the Corporation's Articles of Incorporation (the "Articles of Incorporation"), filed August 10, 2005, adopted following the resolutions on July 27, 2017 (i) authorizing the creation of the Corporation's 100,000 shares of Series D Preferred Stock, $0.00001 par value per share, and (ii) providing for the designations, preferences and relative, participating, option or other rights, and the qualifications, limitations or restrictions thereof, as follows:

RESOLVED:

That pursuant to the authority vested in the Board of Directors of the Corporation by the Articles of Incorporation, Filed August 10, 2005 (the "Articles of Incorporation"), a series of super preferred voting stock of the Corporation be, and it hereby is, created out of the 2,000,000 authorized but unissued shares of the preferred stock of the Corporation, such series to be designated Series D Preferred Stock (the "Series D Preferred Stock"), to consist of 100,000 shares, par value $0.00001 per share, which shall have the following preferences, powers, designations and other special rights;

1. **Voting.** Holders of the Series D Preferred Stock shall have One Hundred Thousand (100,000) times that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock (rounded to the nearest whole number), at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of such shareholders is affected. Holders of the Series D Voting Preferred Stock shall vote together with the holders of Common Stock as a single class upon all matters submitted to the Common Stock shareholders.
2. **Dividends.** The holders of Series D Preferred Stock of the Corporation shall not be entitled to receive dividends paid on the Corporation's Common Stock.

3. **No Liquidation Preference.** Upon liquidation, dissolution and winding up of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock then outstanding shall not be entitled to receive out of the assets of the Corporation, whether from capital or earnings available for distribution, any amounts which will be otherwise available to and distributed to the Common Stockholders.

4. **No Conversion.** The shares of Series D Preferred Stock will not be convertible into the shares of the Corporation's Common Stock.
5. **Vote to Change the Terms of or Issuance of Series D Preferred Stock.** The affirmative vote at a meeting duly called for such purpose, or written consent without a meeting, of the holders of not less than fifty-one (51%) of the then outstanding shares of Series D Preferred Stock shall be required for (i) any change to the Corporation's Articles of Incorporation that would amend, alter, change or repeal any of the voting powers, preferences, limitations or relative rights of the Series D Preferred Stock, or (ii) any authorization of additional shares of Series D Preferred Stock.
6. **Notices.** In case at any time:
   (a) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or
   (b) there shall be any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction in each case, which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, referred to herein as an "Organic Change"; then, in any one or more of such cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile or by recognized overnight delivery service to non-U.S. residents, addressed to the Registered Holders of the Series D Preferred Stock at the address of each such Holder as shown on the books of the Corporation, (i) at least twenty (20) Trading Days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such subscription rights or for determining rights to vote in respect of any such Organic Change and (ii) in the case of any such Organic Change, at least twenty (20) Trading Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Organic Change.

7. **Record Owner.** The Corporation may deem the person in whose name shares of Series D Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat him as, the absolute owner of the Series D Preferred Stock for all purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effective to satisfy and discharge the liabilities arising under this Certificate of Designations to the extent of the sum or sums so paid or the conversion so made.

IN WITNESS WHEREOF, the undersigned Chairman and Chief Executive Officer on behalf of the Corporation does hereby declare and certify that this is the act and deed of the Corporation and accordingly has signed this Certificate of Designations as of July 27, 2017.

William S. Tudor, Chairman and CEO

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

200298217312

05/05/17--01010--028 **43.75

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
17 MAY -5 PM 4: 37

amend

MAY 10 2017

D CUSHING

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: WATER TECHNOLOGIES INTERNATIONAL, INC.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

WILLIAM SCOTT TUDOR
Name of Contact Person

WATER TECHNOLOGIES INTERNATIONAL, INC.
Firm/ Company

10219 SE LENNARD ROAD
Address

PORT ST. LUCIE, FL 34952
City/ State and Zip Code

studor@gr8water.net
E-mail address: (to be used for future annual report notification)

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
17 MAY -5 PM 4:37

For further information concerning this matter, please call:

WILLIAM SCOTT TUDOR at (772) 355-5550
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ■ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

WATER TECHNOLOGIES INTERNATIONAL, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P05000113375

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ____________________

____
(Florida street address)

New Registered Office Address: ____________________, Florida __________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
2) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
3) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
4) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
5) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________
6) ____ Change	______	______________	______________
____ Add			______________
____ Remove			______________

E. <u>If amending or adding additional Articles, enter change(s) here</u>:
(Attach *additional sheets, if necessary*). *(Be specific)*

Article VI Capitalization, is to be amended as follows:

The total number of shares of Preferred Stock that the Company has authorized is 2,000,000 shares, par value $0.00001 per shares, of which Preferred Stock designated as Series A Convertible Preferred Stock will increase to 900,000 shares authorized; of which Preferred Stock designated as Series B Convertible Preferred Stock will increase to 600,000 shares authorized; of which Preferred Stock designated as Series C Convertible Preferred Stock will increase to 500,000 shares authorized.

The terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock are set forth in Exhibit A hereto.

The total number of authorized shares of Common Stock, $0.0001 par value, is to increase from 750,000,000 shares to 2,000,000,000 shares.

F. <u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: ______________________, if other than the date this document was signed.

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

■ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated May 01, 2017

Signature ______________ CEO

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

WILLIAM SCOTT TUDOR

(Typed or printed name of person signing)

PRESIDENT and CHIEF EXECUTIVE OFFICER

(Title of person signing)

Exhibit A

Series A Convertible Preferred Stock – 900,000 Shares Authorized

(1) Conversion into Common Stock.

(a) Right to Convert. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one hundred (100) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

(b) Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series A Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted.

(c) Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series A Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series A Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series A Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

(d) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as

may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series A Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series A Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Convertible Preferred Stock.

(f) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series A Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(g) Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Convertible Preferred Stock.

(2) Voting Rights. Except as otherwise required by law, the holders of Series A Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series A Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

Series B Convertible Preferred Stock – 600,000 Shares Authorized

(1) Conversion into Common Stock.

a. Right to Convert. Each share of Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one hundred (100) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

b. Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series B Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series B Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted.

c. Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series B Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series B Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series B Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

d. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

e. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series B Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series B Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Convertible Preferred Stock.

f. Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series B Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

g. Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series B Convertible Preferred Stock.

(2) Voting Rights. Except as otherwise required by law, the holders of Series B Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series B Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

Series C Convertible Preferred Stock – 500,000 Shares Authorized

(1) Conversion into Common Stock.

a. Right to Convert. Each share of Series C Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one thousand (1,000) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

b. Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series C Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series C Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Convertible Preferred Stock to be converted.

c. Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series C Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series C Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series C Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

d. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Convertible Preferred Stock against impairment.

e. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series C Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series C Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Convertible Preferred Stock.

f. Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series C Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

g. Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series C Convertible Preferred Stock.

(2) Voting Rights. Except as otherwise required by law, the holders of Series C Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series C Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

****

P05000133-75

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

400258166594

03/27/14--01018--018 **43.75

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
14 MAR 27 PM 11:47

MAR 31 2015
T. LEMIEUX

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Water Technologies International, Inc.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

William Scott Tudor
Name of Contact Person

Water Technologies International, Inc.
Firm/ Company

10219 SE Lennard Road
Address

Port St. Lucie, Florida 34952
City/ State and Zip Code

studor@gr8water.net
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

William Scott Tudor at (772) 355-5550

Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☒ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

Water Technologies International, Inc.

(**Name of Corporation as currently filed with the Florida Dept. of State**)

P05000113375

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________ , Florida _______________
(City) *(Zip Code)*

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
14 MAR 27 PM 11:47

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________
2) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________
3) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________
4) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________
5) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________
6) ☐ Change	____	________	________
☐ Add			________
☐ Remove			________

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

Article VI Capitalization, is to be amended as follows:

The total number of shares of Preferred Stock that the Company has authorized is 2,000,000 shares, par value, $0.00001 per share of which Preferred Stock designated as Series A Convertible Preferred Stock will increase to 750,000 shares authorized; of which Preferred Stock designated as Series B Convertible Preferred Stock will increase to 500,000 shares authorized; of which a new series of Preferred Stock designated as Series C Convertible Preferred Stock shall be authorized in the amount of 300,000 shares.

The terms of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock are set forth in Exhibit A hereto.

The total number of shares of authorized shares of Common Stock, $.00001 par value, is to increase from 250,000,000 shares to 750,000,000 shares.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________, if other than the date this document was signed.

Effective date if applicable: ______________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☑ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by the Series A Convertible Preferred Stock and Series B Co."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated March 26, 2014

Signature ______________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

William Scott Tudor
(Typed or printed name of person signing)

President and Chief Executive Officer
(Title of person signing)

EXHIBIT A

Series A Convertible Preferred Stock – 750,000 Shares Authorized

(1) Conversion into Common Stock.

(a) Right to Convert. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one hundred (100) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

(b) Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series A Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted.

(c) Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series A Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series A Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision

(stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series A Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

(d) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series A Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series A Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Convertible Preferred Stock.

(f) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series A Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(g) Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Convertible Preferred Stock.

(2) Voting Rights. Except as otherwise required by law, the holders of Series A Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any

stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series A Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

Series B Convertible Preferred Stock – 500,000 Shares Authorized

(1) Conversion into Common Stock.

a. Right to Convert. Each share of Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one hundred (100) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

b. Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series B Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series B Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted.

c. Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series B Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a

notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series B Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series B Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

d. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

e. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series B Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series B Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Convertible Preferred Stock.

f. Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series B Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or

distribution.

g. Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series B Convertible Preferred Stock.

(2) Voting Rights. Except as otherwise required by law, the holders of Series B Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series B Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

Series C Convertible Preferred Stock – 300,000 Shares Authorized

(3) Conversion into Common Stock.

a. Right to Convert. Each share of Series C Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance (the "Conversion Date") into one thousand (1,000) shares of fully paid and non-assessable shares of Common Stock (the "Conversion Ratio").

b. Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series C Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series C Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Convertible Preferred Stock to be converted.

c. Adjustment to Conversion Ratio.

(i) Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series C Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder's shares of Series C Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder's rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Series C Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

d. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Convertible Preferred Stock against impairment.

e. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Series C Convertible Preferred Stock pursuant to this Section (c), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Series C Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Convertible Preferred Stock.

f. Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series C Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

g. Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series C Convertible Preferred Stock.

(4) Voting Rights. Except as otherwise required by law, the holders of Series C Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3) Reissuance. No share or shares of Series C Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

700222428317

02/27/12--01011--025 **43.75

APPROVED AND FILED

12 FEB 27 AM 9:45

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

FEB 28 2012

T. LEMIEUX

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Water Technologies International, Inc.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

William Scott Tudor
Name of Contact Person

Water Technologies International, Inc.
Firm/ Company

10219 SE Lennard Road
Address

Port St. Lucie, Florida 34952
City/ State and Zip Code

studor@gr8water.net
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

William Scott Tudor at (772) 335-5550
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☑ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

WATER TECHNOLOGIES INTERNATIONAL, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P05000113375

(Document Number of Corporation (if known))

12 FEB 27 AM 9: 45
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

APPROVED AND FILED

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable: ______________________
(Principal office address MUST BE A STREET ADDRESS) ______________________

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX) ______________________

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ______________________

New Registered Office Address: ______________________
(Florida street address)

______________________, Florida ________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)_____	______________________	______________________
		______________________
		______________________
2)_____	______________________	______________________
		______________________
		______________________
3)_____	______________________	______________________
		______________________
		______________________
4)_____	______________________	______________________
		______________________
		______________________
5)_____	______________________	______________________
		______________________
		______________________
6)_____	______________________	______________________
		______________________
		______________________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)_____	________________	4)_____	________________
2)_____	________________	5)_____	________________
3)_____	________________	6)_____	________________

E. <u>If amending or adding additional Articles, enter change(s) here</u>

(*attach additional sheets, if necessary*). (*Be specific*)

See Attached regarding the designation of 500,000 shares of Class A convertible Preferred Stock and 250,000 shares of Class B Convertible Preferred Stock

F. <u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>

(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: February 9, 2012

(date of adoption - required)

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated February 22, 2012

Signature ______________________________ CEO

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

William Scott Tudor

(Typed or printed name of person signing)

President and CEO

(Title of person signing)

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

100207638911

Name Change
& Amend

05/19/11--01017--015 **52.50

FILED
2011 MAY 19 AM 11:00
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

5/26/11

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: LATITUDE INDUSTRIES, INC.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

R. CHRIS COTTONE
Name of Contact Person

GREENTREE FINANCIAL GROUP INC
Firm/ Company

7951 SW 6TH STREET, SUITE 216
Address

PLANTATION, FL 33324
City/ State and Zip Code

studor@gr8water.net
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

R. CHRIS COTTONE / TRACY LUO at (954) 424-2345
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

☐ $35 Filing Fee

☐ $43.75 Filing Fee & Certificate of Status

☑ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)

☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Florida Department of State
Department of Corporations
Amendment Section
2661 Executive Center Circle
Tallahassee, FL 32301

To whom it may concern,

RE: Approval for both Florida Corporations to have the same name "Water Technologies International" LLC Doc # L10000004077 & "Water Technologies International" Inc.
RE: Name change from Latitude Industries Doc # P05000113375 to Water Technologies International Inc.

This serves as authorization and approval for Two companies one an LLC and the other a INC to have the same name and act as separate companies in the state of Florida. The Corporate officers and Owners have agreed and authorized the use of both Companies.

Please feel free to contact me if you have any questions or concerns relating to this matter.

Kindest regards,

CEO 5-26-11

Scott Tudor

Chairman and CEO
GR8 WATER,INC.
10219 S.E. Lennard Rd
Port St, Lucie, Fl. 34952-6884
www.gr8water.net
studor@gr8water.net

Skype. scott.tudor2
Phone: 772-335-5550
Cell: 610-213-8411

"We will not know the worth of water 'til the well is dry"

Please consider the environment before printing this email.

Articles of Amendment
to
Articles of Incorporation
of

FILED

2011 MAY 19 AM 11:00

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

LATITUDE INDUSTRIES, INC.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000113375
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

WATER TECHNOLOGIES INTERNATIONAL, INC. *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

10219 SE LENNARD ROAD,
PORT ST. LUCIE, FL 34952

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

10219 SE LENNARD ROAD,
PORT ST. LUCIE, FL 34952

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: WILLIAM SCOTT TUDOR

New Registered Office Address: 10219 SE LENNARD ROAD,
(Florida street address)

PORT ST. LUCIE, Florida 34952
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

CEO / Director
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
CEO/D	WILLIAM SCOTT TUDOR	10219 SE LENNARD ROAD, PORT ST. LUCIE, FL 34952	☑ Add ☐ Remove
SECRE	SUSAN GROSS	10219 SE LENNARD ROAD, PORT ST. LUCIE, FL 34952	☑ Add ☐ Remove
CEO/T	HERNANDEZ, CAROLINA	8827 NW 117 STREET HIALEAH GARDENS, FL 33018	☐ Add ☑ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

ARTICLE VI CAPITALIZATION

Article VI of the Company's Articles of Incorporation, which sets forth the number and par value of the Company's authorized capital stock, is to be amended as follows:

(1) The total number of Preferred Shares that the Company shall have the authority to issue is 2,000,000 shares, par value $0.00001 per share (the "Preferred Stock")

(2) The total number of Common Shares that the Company shall have the authority to issue is 250,000,000 shares, par value $0.00001 per share (the "Common Stock")

(3) Cancellation of Series I Preferred Stock.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: MAY 12, 2011

(date of adoption is required)

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________ CEO ______________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated MAY 16, 2011

Signature ______________________ CEO / Director

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

WILLIAM SCOTT TUDOR

(Typed or printed name of person signing)

CEO

(Title of person signing)

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies ______ Certificates of Status ______

Special Instructions to Filing Officer:
called Carolina Hernandez 5/20
Carolina called back 5/21
gave authorization to
remove reference to
attached resolution.

Part F

Office Use Only

DCC 5/21

200181028202

05/19/10--01017--015 **35.00

FILED
10 MAY 21 PM 2:52
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AMEND
DCC 5/21

FLORIDA DEPARTMENT OF STATE
Division of Corporations

April 29, 2010

CAROLINA HERNANDEZ
LATITUDE INDUSTRIES, INC.
375 NE 72ND TERRACE
MIAMI, FL 33138

SUBJECT: LATITUDE INDUSTRIES, INC.
Ref. Number: P05000113375

We have received your document for LATITUDE INDUSTRIES, INC., however, upon receipt of your document no check was enclosed. Please return your **document** along with a **check** or **money order** made payable to the Department of State for $35.00.

The fee to file articles of amendment is $35. Certified copies are optional and are $8.75 for the first 8 pages of the document, and $1 for each additional page, not to exceed $52.50.

If you have any questions concerning the filing of your document, please call (850) 245-6880.

Karen Gibson
Document Specialist Supervisor

Letter Number: 110A00010673

FAX 850-245-6897

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: LATITUDE INDUSTRIES, INC.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

CAROLINA HERNANDEZ
Name of Contact Person

LATITUDE INDUSTRIES, Inc.
Firm/ Company

375 NE 72ND TERR
Address

MIAMI FL 33138
City/ State and Zip Code

carolinah@latitudepowerboats.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Carolina H. at (305) 216-3322
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☑ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

FLORIDA DEPARTMENT OF STATE
Division of Corporations

May 21, 2010

CAROLINA HERNANDEZ
LATITUDE INDUSTRIES, INC.
375 NE 72ND TERRACE
MIAMI, FL 33138

SUBJECT: LATITUDE INDUSTRIES, INC.
Ref. Number: P05000113375

We have received your document for LATITUDE INDUSTRIES, INC. and your check(s) totaling $35.00. However, the enclosed document has not been filed and is being returned for the following correction(s):

Please include the exhibit(s) referred to in your document.

IN THIS CASE, PART F CONTAINS A STATEMENT THAT A BOARD OF DIRECTORS RESOLUTION IS ATTACHED. WHEN STATED THIS WAY, THE RESOLUTION MUST BE INCLUDED.

Please return your document, along with a copy of this letter, within 60 days or your filing will be considered abandoned.

If you have any questions concerning the filing of your document, please call (850) 245-6880.

Karen Gibson
Document Specialist Supervisor

Letter Number: 510A00012874

Articles of Amendment
to
Articles of Incorporation
of

LATITUDE INDUSTRIES, INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P05000113375

(Document Number of Corporation (if known))

10 MAY 21 PM 2:52
FILED
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

N/A *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable: N/A
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable: N/A
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: N/A

New Registered Office Address: ______ *(Florida street address)*

______ *(City)*, Florida ______ *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

______
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
	N/A	N/A	☐ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

Article IV, - CAPITALIZATION

Cancellation of Series H Preferred Stock

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

Cancellation of Series H Shares of Preferred Stock -

The date of each amendment(s) adoption: 03/31/2010

(date of adoption is required)

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 03/31/2010

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Carolina C. Hernandez

(Typed or printed name of person signing)

CEO

(Title of person signing)

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

300131572653

Amanda

300131572653
06/23/08--01058--001 **35.00

FILED
2008 JUN 23 AM 11:46
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ADR
6/26/08

THE INCORPORATOR INC.

June 13, 2008

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries, Inc.**

Dear Sir or Madam:

Please file the enclosed Articles of Amendment on an expedited basis.

Also Enclosed is a check for $35 covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Kindly send the filed documents overnight using our FedEx Express Account 3643-5646-3.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

FILED

2008 JUN 23 AM 11:46

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

STATE of FLORIDA
ARTICLES of AMENDMENT of
ARTICLES of INCORPORATION
of LATITUDE INDUSTRIES, INC.

Latitude Industries, Inc. (the "Corporation") a corporation organized and existing under and by virtue of the Florida Business Corporation Act does hereby certify:

FIRST: That the Board of Directors of the Corporation, by a written consent of all of its Directors, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Articles of Incorporation of the Corporation:

RESOLVED that the Articles of Incorporation of this Corporation be amended by changing Article Fourth of the Articles of Incorporation as follows:

FOURTH

Article Fourth of the Company's Articles of Incorporation, which sets forth the number and par value of the Company's authorized capital stock, is to be amended as follows:

The total number of Common Shares that the Corporation shall have the authority to issue is 5,000,000,000 shares, par value $0.00001 per share (the "Common Stock).

SECOND: That in lieu of a meeting and vote of the stockholders of the Corporation, a majority of the holders of the Corporation's Common Stock have given their written consent to said amendment in accordance with the provisions of Title XXXVI, Chapter 607, Section 607.0704 of the Florida Business Corporation Act, and written notice of the adoption of the amendment has been given as provided in Title XXXVI, Chapter 607, Section 607.0704 of the Florida Business Corporation Act to every stockholder entitled to such notice.

THIRD: That the foregoing amendment of the Articles of Incorporation was duly adopted in accordance with the provisions of Title XXXVI, Chapter 607 of the Florida Business Corporation Act.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That other than the matters set forth herein, all of the remaining terms and conditions of the Corporation's Article of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be executed on this 14th day of May, 2008.

Latitude Industries, Inc.

By: [signature]
Carolina Hernandez
President

Latitude Industries, Inc.
(a Florida corporation)

Written Consent of the Board of Directors and Majority Shareholders to Action in Lieu of Meeting

The undersigned, being all of the members of the Board of Directors (the "Board") and the holders of at least a majority of the outstanding capital stock of Latitude Industries, Inc., a Florida corporation (the "Corporation"), acting without a formal meeting in accordance with Title XXXVI, Chapter 607, Section 607.0821 and 607.0704 of the Florida Business Corporation Act and the By-Laws of the Corporation, do hereby adopt the following resolutions with the same force and effect as if presented to and adopted at a meeting of the Board of Directors and Shareholders, duly called and held, as of May 13th, 2008:

WHEREAS, it is proposed that the Corporation increase its authorized shares of Common Stock from 2,000,000,000 to 5,000,000,000, and change the par value of the Common Stock from $0.0001 per share to $0.00001 per share, substantially in the form of the Articles of Amendment to the Articles of Incorporation attached hereto as **Annex A**;

WHEREAS, the Board has approved in advance that this action may be taken by written consent of a majority of the stockholders in lieu of a special meeting of the stockholders.

NOW, THEREFORE, BE IT RESOLVED, that the number of authorized shares of capital stock and it's par value shall be changed as set forth in the Articles of Amendment attached hereto as **Annex A**;

RESOLVED FURTHER, that the Articles of Amendment attached hereto as **Annex A** be, and hereby is, approved and adopted in all material respects;

RESOLVED, FURTHER, that any proper officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation to amend any of the relevant provisions to the Articles of Incorporation to effectuate the resolutions contained herein;

RESOLVED FURTHER, that any proper officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to file the Articles of Amendment with the Florida Division of Corporations;

RESOLVED FURTHER, that any proper officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to provide written notice of the adoption of this amendment by written consent to all non-voting shareholders who are entitled to such notice under the Florida Business Corporation Act;

RESOLVED FURTHER, that any proper officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED FURTHER, that any action or actions heretofore taken by any proper officer of the Corporation for and on behalf of the Corporation in connection with

the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

Board of Directors	Majority of Shareholders
Carolina Hernandez	Carolina Hernandez
Carolina Hernandez	Carolina Hernandez
(Sole Director)	(80% Voting Rights – Series I Preferred)

P05000113325

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

2-13-08

900117808159

02/12/08--01023--012 **35.00

FILED
2008 FEB 12 AM 11: 16
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Amend

THE INCORPORATOR INC.

February 8, 2008

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries, Inc.**

Dear Sir or Madam:

Please file the enclosed Articles of Amendment on an expedited basis.

Also Enclosed is a check for $35 covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Kindly send the filed documents overnight using our FedEx Express Account 3643-5646-3.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION
of LATITUDE INDUSTRIES, INC.

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: Amendment(s) adopted:

Article IV: The aggregate number of shares that the Corporation shall have the authority to issue is 2,010,000,000 shares of capital stock of which:

(i) 2,000,000,000 shares shall be of a class of voting Common Stock, par value $0.0001 per share (the "Common Stock"); and

SECOND: The effective date of this amendment is upon filing of this amendment with the Florida Division of Corporations.

THIRD: The amendment was approved by a majority of the shareholders of the Corporation and unanimously approved by the Board of Directors of the Corporation. The number of votes cast for the amendment was sufficient for approval.

Signed: this 18th day of January, 2008.

Latitude Industries, Inc.

By: [signature]
Carolina Hernandez
President and CEO

FILED
2008 FEB 12 AM 11: 16
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

600097351966

EFFECTIVE DATE
04-30-07

04/19/07--01049--013 **35.00

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2007 APR 19 PM 2:00

Isaac Muller GAVE
AUTHORIZATION BY PHONE TO
CORRECT date of adoption
DATE
DOC. EXAM

Amend
B 4/24/07

THE INCORPORATOR INC.

April 18, 2007

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries Inc.**

Dear Sir or Madam:

Please file the enclosed Certificate of Amendment on an expedited basis.

Also Enclosed is a check covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Latitude Industries Inc.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Isaac Muller
(Name of Contact Person)

The Incorporator Inc.
(Firm/ Company)

20 Robert Pitt Drive, Suite 214
(Address)

Monsey, NY 10952
(City/ State/ and Zip Code)

For further information concerning this matter, please call:

Isaac Muller at (845) 425-0077
(Name of Contact Person) (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

- ☑ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
409 E. Gaines Street
Tallahassee, FL 32399

STATE of FLORIDA
ARTICLES of AMENDMENT of
ARTICLES of INCORPORATION
of LATITUDE INDUSTRIES, INC.

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2007 APR 19 PM 2:00

Latitude Industries, Inc. (the "Corporation") a corporation organized and existing under and by virtue of the Florida Statutes does hereby certify:

FIRST: That the Board of Directors of the Corporation, by a majority written consent of its Directors, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Articles of Incorporation of the Corporation:

RESOLVED that the Articles of Incorporation of this Corporation be amended by changing Article Fourth of the Articles of Incorporation as follows:

EFFECTIVE DATE 04-30-07

FOURTH

Article Fourth of the Company's Articles of Incorporation, as amended, is to be amended to add the following immediately after the present Section (1) thereof (which sets forth the number and par value of the Company's authorized capital stock, none of which is being amended):

"Effective 12:01 a.m. on April 30, 2007 (the "Effective Time"), each ten (10) shares of Common Stock then issued shall be automatically combined into one (1) share of Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

SECOND: That in lieu of a meeting and vote of the stockholders of the Corporation, a majority of the holders of the Corporation's Common Stock have given their written consent to said amendment in accordance with the provisions of Title XXXVI, Chapter 607, Section 607.0704 of the Florida statutes, and written notice of the adoption of the amendment has been given as provided in Title XXXVI, Chapter 607, Section 607.0704 of the Florida statutes to every stockholder entitled to such notice.

THIRD: That the foregoing amendment of the Articles of Incorporation was duly adopted in accordance with the provisions of Title XXXVI, Chapter 607 of the Florida statutes on this 17th day of April, 2007.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be executed on this 17th day of April, 2007.

By: ______________________
Carolina Hernandez, President

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

800095877698

04/10/07--01016--014 **35.00

APPROVED AND FILED
07 APR 10 AM 9:19
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Amend.

C. Goulliette APR 1 2 2007

THE INCORPORATOR INC.

April 5, 2007

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries Inc.**

Dear Sir or Madam:

Please file the enclosed Certificate of Amendment on an expedited basis.

Also Enclosed is a check covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

LATITUDE INDUSTRIES INC.

Latitude Industries Inc., a Florida corporation (the "Corporation"), hereby certifies that the following resolution has been duly adopted by the Board of Directors of the Corporation:

1. These Articles of Amendment amend the Articles of Incorporation of Latitude Industries, Inc., (the "Company"), as amended and as filed with the Secretary of State of the State of Florida on 10th day of August, 2005. These Articles of Amendment were adopted by the Board of Directors of the Company, pursuant to unanimous written consent of the directors of the Company on March 23, 2007 pursuant to Article IV.B. of the Articles of Incorporation, as amended, and in accordance with Section 607.0602 of the Florida Business Corporation Act.

2. These Articles of Amendment were adopted by the Board of Directors of the Company without shareholder approval, and no shareholder action or approval was required.

3. The Articles of Incorporation, as amended, are hereby amended by adding a new section under "Article IV - CAPITALIZATION" and immediately following Section C of Article IV, with the respective section and title of "D. Series H Preferred Stock," to read as follows:

D. Series H Preferred Stock.

LATITIDE INDUSTRIES, INC., a Company organized and existing under the laws of the State of Florida (the "Company"), hereby certifies that the following resolution has been duly adopted by the Board of Directors of the Corporation:

RESOLVED, that, pursuant to authority expressly conferred upon and vested in the Board of Directors of the Company (the "Board") by provisions of the Company's Certificate of Incorporation, and pursuant to Florida Revised Statutes, there hereby is created out of the 10,000,000 shares of Preferred Stock authorized in the Certificate of Incorporation (the "Preferred Stock"), a Series of the Preferred Stock consisting of 100 shares, $0.0001 par value per share, to be designated "Series H Convertible Preferred Stock", and to that end the Board adopted a resolution providing for the designation, powers,

preferences and rights, and the qualifications, limitations and restrictions, of the Series H Convertible Preferred Stock, which resolution is as follows:

1. DESIGNATIONS AND AMOUNT. One Hundred (100) shares of the Preferred Stock of the Company, $0.0001 par value per share, shall constitute a class of Preferred Stock designated as "Series H Convertible Preferred Stock" (the "Series H Stock") with a face value of $1.00 per share (the "Face Amount"). The Holder will be issued shares of the Series H Stock in one denomination of 100 shares. After this initial and sole issuance of shares of Series H Stock, no additional shares of Series H Stock may be issued by the Company except as provided in SECTION 6 hereof.

2. CONVERSION.

(a) CONVERSION AT THE OPTION OF THE HOLDER. Each holder of Series H Stock shall have the right, at such holder's option, at any given future time from and after the day immediately following the sole date the Series H Stock is first issued, to convert the entirety of the one hundred (100) initially issued shares of Series H Stock, into exactly fifty-nine percent (59%) of the company's then-existing outstanding shares of common stock.

(b) MECHANICS OF CONVERSION. In order to effect a Conversion, a Holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion (attached hereto) to the Company for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series H Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Company or the transfer agent. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Company or the transfer agent as provided above, or the Holder notifies the Company or the transfer agent that such certificates have been lost, stolen or destroyed (subject to the requirements of SECTION 9).

"Conversion Date" means the date specified in the Notice of Conversion in the form attached hereto, so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Company before Midnight, New York City time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date a Holder faxes or otherwise delivers the Notice of Conversion to the Company.

(i) Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates from a Holder of Series H Stock accompanied by a Notice of Conversion (attached hereto), the Company shall, no later than the second business day following the later of (a) the Conversion Date (hereinafter defined) and (b) the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to SECTION 9 (the "Delivery Period"), issue and deliver to the Holder (x) that number of shares of Common Stock issuable upon conversion of such shares of Series H Stock being converted and (y) a certificate representing the number of shares of Series H Stock not being converted, if any.

(ii) Taxes. The Corporation shall pay any and all taxes and all other reasonable expenses, which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series H Stock.

(iii) No Fractional Shares. If any conversion of Series H Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the

number of shares of Common Stock issuable upon conversion of the Series H Stock shall be the next higher whole number of shares.

(c) RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series H Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series H Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series H Stock, in addition to such other remedies as shall be available to the holder of such Series H Stock, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase, and shall increase, its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(d) NO REISSUANCE OF SERIES H STOCK. In the event any shares of Series H Stock shall be converted pursuant to this SECTION 2 or otherwise reacquired by the Company, the shares so converted or reacquired shall be canceled. The Certificate of Incorporation of the Company may be appropriately amended from time to time to effect the corresponding reduction in the Company's authorized capital stock.

(e) In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series H Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(f) The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon conversion of any shares of Series H Stock; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series H Stock in respect of which such shares are being issued.

(g) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Company, be validly issued, fully paid and nonassessable and free from all taxes (except income taxes), liens or charges with respect thereto.

3. RANKING; CHANGES AFFECTING SERIES H.

(a) The Series H Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Corporation, and any other class or series of stock of the Company which by its terms shall rank junior to the Series H Stock, and (ii) rank junior to any other series or class of preferred stock of the Corporation and any other class or series of stock of the Corporation which by its term shall rank senior to the Series H Preferred Stock.

(b) So long as any shares of Series H Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges or rights of the Series H Stock, or (ii) amend the provisions of this Section 3; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series H Stock, as to changes affecting the Series H Stock.

4. LIQUIDATION PREFERENCE

(a) If the Company shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the Holders of any shares of capital stock of the Company (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series H Stock shall have received the Liquidation Preference with respect to each share.

(b) The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

(c) The "Liquidation Preference" with respect to a share of Series H Stock means an amount equal to the Face Amount thereof. The Liquidation Preference with respect to any other security shall be as set forth in the Certificate of Designation filed in respect thereof.

5. VOTING RIGHTS.

(a) The Holders of the Series H Stock have no voting power whatsoever, except as otherwise provided by Florida Law, in this SECTION 5 and in SECTION 6 below.

To the extent that under the Florida Law the vote of the Holders of the Series H Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series H Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series H Stock (except as otherwise may be required under Florida Law) shall constitute the approval of such action by the class. To the extent that under Florida Law Holders of the Series H Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series H Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is convertible.

6. PROTECTION PROVISIONS

So long as any shares of Series H Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by Florida Law) of the Holders of at least a majority of the then outstanding shares of Series H Stock:

(a) alter or change the rights, preferences or privileges of the Series H Stock;

(b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series H Stock;

(c) create any new class or series of capital stock having a preference over the Series H Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, "Senior Securities");

(d) create any new class or series of capital stock ranking pari passu with the Series H Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, "Pari Passu Securities");

(e) increase the authorized number of shares of Series H Stock;

(f) issue any shares of Series H Stock other than pursuant to the Securities Purchase Agreement with the original parties thereto;

(g) issue any additional shares of Senior Securities; or

(h) redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

If Holders of at least a majority of the then outstanding shares of Series H Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series H Stock pursuant to subsection (a) above, then the Company shall deliver notice of such approved change to the Holders of the Series H Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right, for a period of thirty (30) days, to convert pursuant to the terms of this Certificate of Designation as they existed prior to such alteration or change or to continue to hold their shares of Series H Stock.

7. MERGER, CONSOLIDATION, ETC.

(a) If at any time or from time to time there shall be (i) a merger, or consolidation of the Company with or into another corporation, (ii) the sale of all or substantially all of the Company's capital stock or assets to any other person, (iii) any other form of business combination or reorganization in which the Company shall not be the continuing or surviving entity of such business combination or reorganization, or (iv) any transaction or Series of transactions by the Company in which in excess of 50 percent of the Company's voting power is transferred (each, a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holders of the Series H Stock shall thereafter be entitled to receive upon conversion of the Series H Stock the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series H Stock immediately prior to the effective time of such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this SECTION 7 to the end that the provisions of this SECTION 7 (including adjustment of the Conversion Value then in effect and the number of shares of Common Stock or other securities issuable upon conversion of such shares of Series H Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(b) The provisions of this SECTION 7 are in addition to and not in lieu of the provisions of SECTION 5 hereof.

8. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series H Stock against impairment.

9. LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the Holder contemporaneously requests the Company to convert such Series H Stock.

IN WITNESS WHEREOF, LATITUDE INDUSTRIES, INC. has caused this Certificate of Designation to be executed this March 23rd, 2007

LATITUDE INDUSTRIES, INC.

By: [signature]
Carolina Hernandez
President

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

300091798023

03/12/07--01059--004 **35.00

Amend

FILED
07 MAR 12 PM 2:21
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

T.Roberts MAR 15 2007

THE INCORPORATOR INC.

March 7, 2007

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries Inc.**

Dear Sir or Madam:

Please file the enclosed Certificate of Amendment on an expedited basis.

Also Enclosed is a check covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION
of LATITUDE INDUSTRIES, INC.

FILED
07 MAR 12 PM 2:21
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: Amendment(s) adopted:

Article IV: The aggregate number of shares that the Corporation shall have the authority to issue is 1,010,000,000 shares of capital stock of which:

(i) 1,000,000,000 shares shall be of a class of voting Common Stock, par value $0.0001 per share (the "Common Stock"); and

SECOND: The effective date of this amendment is upon filing of this amendment with the Florida Division of Corporations.

THIRD: The amendment was approved by a majority of the shareholders of the Corporation and unanimously approved by the Board of Directors of the Corporation. The number of votes cast for the amendment was sufficient for approval.

Signed: this 5th day of March, 2007.

Latitude Industries, Inc.

By: [signature]
Carolina Hernandez
President and CEO

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

900090547449

03/05/07--01050--024 **35.00

FILED
07 MAR -5 PM 3: 12
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Latitude Industries Inc.

DOCUMENT NUMBER: P05000113375

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Isaac Muller
(Name of Contact Person)

The Incorporator Inc.
(Firm/ Company)

20 Robert Pitt Drive, Suite 214
(Address)

Monsey, NY 10952
(City/ State/ and Zip Code)

For further information concerning this matter, please call:

Isaac Muller at (845) 425-0077
(Name of Contact Person) (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

- ☑ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
409 E. Gaines Street
Tallahassee, FL 32399

THE INCORPORATOR INC.

March 2, 2007

Department of State
Division of Corporations
2661 Executive Center Circle
Clifton Building
Tallahassee, FL 32301

Re: **Latitude Industries Inc.**

Dear Sir or Madam:

Please file the enclosed Certificate of Amendment on an expedited basis.

Also Enclosed is a check covering the filing fee.

Should there be an error on the attached please contact me ASAP at the info below.

Thank you for your attention to this matter.

Very truly yours,

Isaac Muller

20 Robert Pitt Drive, Suite 214, Monsey NY 10952
Tel. 845.425.0077 • Fax 845.818.3588

FILED
07 MAR -5 PM 3:12
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

LATITUDE INDUSTRIES, INC.

Latitude Industries Inc., a Florida corporation (the "Corporation"), hereby certifies that the following resolution has been duly adopted by the Board of Directors of the Corporation:

1. These Articles of Amendment amend the Articles of Incorporation of Latitude Industries, Inc., (the "Company"), as amended and as filed with the Secretary of State of the State of Florida on 10th day of August, 2005. These Articles of Amendment were adopted by the Board of Directors of the Company, pursuant to unanimous written consent of the directors of the Company on February 27, 2007 pursuant to Article IV.B. of the Articles of Incorporation, as amended, and in accordance with Section 607.0602 of the Florida Business Corporation Act.

2. These Articles of Amendment were adopted by the Board of Directors of the Company without shareholder approval, and no shareholder action or approval was required.

3. The Articles of Incorporation, as amended, are hereby amended by adding a new section under "Article IV - CAPITALIZATION" and immediately following Section C of Article IV, with the respective section and title of "D. Series I Preferred Stock," to read as follows:

D. Series I Preferred Stock.

1. Designation and Amount.

This series of Preferred Stock shall be designated "Series I Preferred Stock" and the authorized number of shares constituting such series shall be 100. The par value of the Series I Preferred Stock shall be $0.0001 per share. Shares of the Series I Preferred Stock shall have a stated value of One Dollar ($1.00) per share (the "Stated Value").

2. Dividends.

The holders of shares of Series I Preferred Stock shall not be entitled to receive any dividends.

3. Preferences on Liquidation.

(a) Subject to the provisions of Section 6 below, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series I Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, an amount equal to one dollar ($1.00) per share.

4. Voting Rights.

Except as otherwise required by law or by the Certificate of Incorporation and except as set forth in Section 6(b) below, the outstanding shares of Series I Preferred Stock shall vote together with the shares of Common Stock of the Corporation as a single class and, regardless of the number of shares of Series I Preferred Stock outstanding and as long as at least one of such shares of Series I Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of shareholders of the

Corporation or action by written consent of shareholders. Each outstanding share of the Series I Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series I Preferred Stock.

5. Negative Covenants.

The Corporation will not, by amendment of the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Incorporation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series I Preferred Stock against impairment.

6. Ranking; Changes Affecting Series I.

(a) The Series I Preferred Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Corporation, and any other class or series of stock of the Company which by its terms shall rank junior to the Series I Preferred Stock, and (ii) rank junior to any other series or class of preferred stock of the Corporation and any other class or series of stock of the Corporation which by its term shall rank senior to the Series I Preferred Stock.

(b) So long as any shares of Series I Preferred Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges or rights of the Series I Preferred Stock, or (ii) amend the provisions of this Section 6; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series I Preferred Stock, as to changes affecting the Series I Preferred Stock.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its President this 27th day of February, 2007.

LATITUDE INDUSTRIES INC.

By: ______________________
Carolina Hernandez
President

P05000113375

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

900057754259

08/10/05--01006--002 **128.75

FILED
05 AUG 10 PM 12:36
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

NCP 8/10

JOSEPH I. EMAS
ATTORNEY AT LAW
1224 Washington Avenue
Miami Beach, Florida 33139
(305) 531-1174

August 8, 2005

VIA FEDERAL EXPRESS

Department of State
Division of Corporations
409 E. Gaines Street
Tallahassee, FL 32399

Re: Latitude Industries, Inc. (the "Company")
Cypress International, Inc. ("Cypress")

Dear Sir/Madam:

As counsel and Secretary to the Company and Cypress, I am requesting the following actions:

1. Dissolution of the Company. The Company hereby files the Articles of Dissolution, duly executed. Enclosed is the fee for $35.00. The intent is to dissolve this corporation in order to free up the name for the re-domesticated entity.

2. Re-domestication. Cypress hereby files the Certificate of Domestication. Duly executed. In re-domesticating from Delaware, Cypress has changed its name to Latitude Industries, Inc. Also, enclosed are the Articles of Incorporation for Cypress (with the name change to Latitude Industries, Inc.). Enclosed is the fee for $128.75 for the fee and certified copy.

Your expeditious attention to this matter would be appreciated.

Please send the above documents by federal express (charged to my federal express number 246464162) to:

JOSEPH I. EMAS
ATTORNEY AT LAW
1210 Washington Avenue
Suite 21,
Miami Beach, Florida 33139

If you cannot send the documents by federal express, please mail the above documents to:

JOSEPH I. EMAS
ATTORNEY AT LAW
1224 Washington Avenue
Miami Beach, Florida 33139

Please call me at 305-531-1174 or email (jiemas@bellsouth.net) if you require further information.

Sincerely,

Joseph I. Emas

RECEIVED
AUG -9 AM 8:00
DIVISION OF CORPORATIONS

FILED
05 AUG 10 PM 12: 36
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

CERTIFICATE OF DOMESTICATION

The undersigned, CAROLINA HERNANDEZ (Name), PRESIDENT (Title), of CYPRESS INTERNATIONAL, INC. (Corporation Name) a foreign corporation, in accordance with s. 607.1801, Florida Statutes, does hereby certify:

1. The date on which corporation was first formed was November 18, 1996.
2. The jurisdiction where the above named corporation was first formed, incorporated, or otherwise came into being was Delaware.
3. The name of the corporation immediately prior to the filing of this Certificate of Domestication was CYPRESS INTERNATIONAL, INC.
4. The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to s. 607.0202 and 607.0401 with this certificate is LATITUDE INDUSTRIES, INC.
5. The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the corporation, or any other equivalent jurisdiction under applicable law, immediately before the filing of the Certificate of Domestication was Delaware
6. Attached are Florida articles of incorporation to complete the domestication requirements pursuant to s. 607.1801.

I am PRESIDENT, of CYPRESS INTERNATIONAL, INC.

and am authorized to sign this Certificate of Domestication on behalf of the corporation and have done so this the 1 day of August, 2005.

Carolina Hernandez
(Authorized Signature)

Filing Fee:

Certificate of Domestication	**$50.00**
Articles of Incorporation and Certified Copy	**$78.75**
Total to domesticate and file	**$128.75**

INHS53 (6/04)

ARTICLES OF INCORPORATION
OF
LATITUDE INDUSTRIES, INC.

The undersigned, Joseph I. Emas, Secretary of Latitude Industries, Inc., a Florida corporation, organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify that

ARTICLE ONE

The name of the corporation is LATITUDE INDUSTRIES, INC.

ARTICLE TWO

The address of the corporation's principal place of business and mailing address in the State of Florida is 375 NE 72ND TERR, MIAMI FL 33138.

ARTICLE THREE

The name and address of its registered agent is Joseph I. Emas, Esq, 1244 Washington Avenue, Miami Beach, Florida 33139.

ARTICLE FOUR

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.

ARTICLE FIVE

The number of directors which shall constitute the Board of Directors of the corporation shall be neither less than one (1) nor more than fifteen (15) as determined in accordance with the bylaws of the corporation.

ARTICLE SIX

The total number of shares of capital stock which the corporation has authority to issue is 105,000,000 shares of capital stock, 100,000,000 shares of common stock par value $0.001 and 5,000,000 shares of preferred stock par value $0.001, the rights and preference of which shall be determined solely by the members of the Board of Directors of the corporation.

ARTICLE SEVEN

The corporation is to have perpetual existence.

ARTICLE EIGHT

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE NINE

Meetings of stockholders may be held within or without the State of Florida, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Florida at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

ARTICLE TEN

To the fullest extent permitted by the Florida Business Corporation Act as the same exists or may hereafter be amended, a director of this corporation will not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Ten will not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE ELEVEN

The corporation expressly elects not to be governed by Section 607.0901 and 607.0902 of the Florida Business Corporation Act.

ARTICLE TWELVE

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Articles of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Florida, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, Latitude Industries, Inc. has caused this Articles of Amendment to the Articles of Incorporation to be executed by the undersigned duly authorized officers of the Corporation as of the 1st day of August, 2005.

Latitude Industries, Inc., a Florida corporation

By: ______________________

Joseph I. Emas, Secretary

FILED
05 AUG 10 PM 12: 36
SECRETARY OF STATE
TALLAHASSEE, FLORIDA